## DEED OF ASSIGNMENT PURSUANT TO A PRIVATE-PUBLIC PARTNERSHIP

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE
&
BIOCRUDE TECHNOLOGIES, INC.

| | |
|---|---|
| Document Owner: | BioCrude Technologies, Inc. |
| Effective Date: | 08-01-2016 |

### Version

| Version | Date | Description | Author |
|---|---|---|---|
| 1.0 | 08-01-2016 | Deed of Assignment pursuant to a Private-Public Partnership | Mr. John MOUKAS |

### Approval

(By signing below, all Approvers agree to all terms and conditions outlined in this Agreement)

| Approvers | Name | Signed | Approval Date |
|---|---|---|---|
| BioCrude Technologies Inc. | M. John MOUKAS | [signature] | Jan. 11, 2016 |
| Gouvernorat de l'Île Autonome de la Grande Comore | Son Excellence Mouigni Baraka Said SOUAHILI | [signature] | Jan 11, 2016 |
| Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Energie, à l'Emploi, à l'Entreprenariat et à la Solidarité | M. ~~Moudjib ASSOUMANI~~ ANLI MAHAMOUDOU | [signature] | 11/01/16 |
| Commissariat à la Sécurité intérieure, à la Fonction Publique, à l'Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l'Information | M. ~~Yvon Raoul DELAPEYRE~~ MOHAMED ABDOU MHADJOU | [signature] | 11/01/16 |
| Commissariat aux Finances, au Budget, à l'Economie, au Commerce Intérieur, à l'Industrie, au Plan, chargé de la promotion des Investissements | M. ~~Sadiky HAMADI~~ YVON RAOUL DELAPEYRE | [signature] | 11/01/2016 |

Nota Bene:

This information is **Strictly Confidential**. The contents are not to be reproduced or distributed to any party without the expressed written permission of BioCrude Technologies, Inc.

**Article 35: Annexures**

The following annexes are an integral part of this contract:

1. Power Purchase Agreement(s) (PPA);
2. Municipal Solid Waste Concession Agreement(s), Land Lease Agreement(s) and the Supply of Treated Effluent Agreement(s);
3. Administrative authorizations.

**Article 36: Registration**

14

The Assignor is exempt from registration fees. All expenses related to the registration formalities shall be borne by the Assignor.

**IN WITNESS WHEREOF**, the parties hereto have caused this **Deed of Assignment (DA)** to be executed by their duly authorized representatives, as of the day and year set out below.

**SIGNED, SEALED AND DELIVERED BY: FIRST PARTY (ASSIGNOR)**

**FOR THE GOVERNORATE OF THE AUTONOMOUS ISLAND OF GRANDE COMORE, UNION OF THE COMOROS**

**GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE**

The Honourable Mouigni Baraka Said SOUAHILI, Governor

Signature: ______________________

Date: Jan / 11 / 2016

**COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ**

A

Mr. ~~Mouigni ASSOUMA~~NI, Commissioner
AHILI MAHAMOUDOU

Signature: ______________________

Date: 11 / 01 / 2016

Initials: ________

Initials: ________

**COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION**

Mr. ~~Yvon Raoul DELAPEYRE~~, Commissioner
MOHAMED ABDOU ELWAHOU

15

Signature: ______________________

Date: 11 / 01 / 16 / 2016

**COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS**

Mr. ~~Soalihy HAMADI~~, Commissioner,
YVON RAOUL DELAPEYRE

Signature: ______________________

Date: 11 / 11 / 2016

**<u>SIGNED, SEALED AND DELIVERED BY</u>: SECOND PARTY (ASSIGNEE)**

**FOR BIOCRUDE TECHNOLOGIES, INC**

Mr. John Moukas, Chairman/CEO.

Signature: ______________________

Date: Jan / 11 / 2016